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                                                                    EXHIBIT 10.5


                            SHARE BUY-BACK AGREEMENT



                       NESS SECURITY PRODUCTS PTY LIMITED
                                ACN 069 984 372



                              CIRCOSTA PTY LIMITED
                                ACN 071 135 709




                            Kevin Munro & Associates
                                   Solicitors
                              Level 6, Kelco House
                                364 Kent Street
                                SYDNEY NSW 2000

                            Telephone:    9290 3838
                            Facsimile:    9290 3737
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                                     INDEX


CLAUSE NUMBER                          CONTENTS


1.                                     Definitions and Interpretation

2.                                     Buy-Back

3.                                     Condition Precedent

4.                                     Transfer and Registration











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THIS AGREEMENT is made on 2 June 1999

PARTIES:

1. NESS SECURITY PRODUCTS PTY LIMITED ACN 069 984 372 of Unit 4, 167 Prospect Highway, Seven Hills, New South Wales (the "Company").

2. CIRCOSTA PTY LIMITED ACN 071 135 709 of Unit 4, 167 Prospect Highway, Seven Hills, New South Wales, (the "Shareholder")

RECITALS:

A. The Company has agreed to buy-back 260,000 Ordinary shares in the capital of the Company held by the Shareholder for $12.54 per share for total consideration of $3,260,400 according to the terms in this Agreement and the Shareholder has agreed to sell those shares for the same terms.

IT IS AGREED:

1.   DEFINITIONS AND INTERPRETATION

     In this Agreement unless the context otherwise requires:

     reference to a person includes any other entity recognised by law and vice versa;

     words importing the singular number include the plural number and vice versa:

     words importing one gender include every gender;

     any reference to any of the parties by their defined terms include that party's executors, administrators or permitted assigns or, being a company, its successors or permitted assigns;

     every Agreement or undertaking expressed or implied by which more than one person agrees or undertakes any obligation or derives any benefit binds or enures for the benefit of those persons jointly and each severally;

     clause headings are for reference purposes only;

2.   BUY-BACK

     The shareholder for $12.54 per share for the total consideration of $3,260,400 from the Company hereby agrees to sell 260,000 Ordinary Class shares in the capital of the Company held by the Shareholder to the Company.

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3.   CONDITION PRECEDENT

     This Agreement is conditional upon the Company putting all arrangements into place that will make the Agreement valid under Division 2 of Part2J.1 of the Corporations Law.

4.   TRANSFER AND REGISTRATION

     The Company will register the transfer of shares made pursuant to this Agreement and pay the consideration on completion, which will occur as soon as possible after the condition in clause 3 is satisfied.

EXECUTED as an Agreement.


SIGNED on behalf of NESS SECURITY        )
PRODUCTS PTY LIMITED by its              )
Authorised Officer in the presence of:   )
                                         )
                                         )
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Signature of Witness                     )  Signature of Authorised Officer
                                         )
                                         )
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Name of Witness -- please print



SIGNED on behalf of CIRCOSTA PTY         )
LIMITED by its Authorised Officer in the )
presence of:                             )
                                         )
                                         )
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Signature of Witness                     )  Signature of Authorised Officer
                                         )
                                         )
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Name of Witness -- please print